6-1162-JDR-418


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 6-1162-JDR-418 to
                  Purchase Agreement No. 1947 --
                  Board of Directors Approval


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Board of Directors Approval.

         It is recognized that Buyer must obtain approval for the purchase of the Aircraft from Buyer's Board of Directors. Accordingly, Buyer will use its best efforts to obtain such Board of Directors approval as soon as practicable and will advise Boeing promptly after such approval has been obtained. If Boeing has not received written notice from Buyer on or before August 28, 1996 that such approval has been obtained, either party will have the right, exercisable by written notice given to the other within 10 days after such date, to terminate the purchase of the Aircraft.

2.       Effect of Termination.

         If there is any termination under the above provision, all rights and obligations of Boeing and Buyer with respect to the Aircraft will terminate and be without further force and effect, except that (i) Boeing will promptly refund to Buyer, without interest, all advance payments theretofore received by Boeing from Buyer pursuant to the Agreement with respect to the Aircraft and (ii) Letter Agreement 1947-1 will survive such termination and remain in full force and effect.


P.A. No. 1947
K/WPA


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Western Pacific Airlines, Inc.
6-1162-JDR-418   Page 2


3.       Confidentiality.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1947-1.

Very truly yours,

THE BOEING COMPANY



By
  --------------------------------
Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996

WESTERN PACIFIC AIRLINES, INC.



By
  --------------------------------
Its


P.A. No. 1947
K/WPA


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